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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 17, 2002

                                 SPACEDEV, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    COLORADO
                 (State or Other Jurisdiction of Incorporation)

                                    000-28947
                            (Commission File Number)

                                   84-1374613
                        (IRS Employer Identification No.)

                                13855 STOWE DRIVE
                                 POWAY, CA 92064
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 375-2000
              (Registrants' Telephone Number, Including Area Code)




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Item 5.  Other Matters.

         On July 19, 2002, the Registrant held its annual meeting of shareholders. At that meeting the shareholders voted to elect the following directors to the Registrant's Board of Directors, to serve until the 2003 annual meeting of shareholders:

         James W. Benson                    Wesley T. Huntress*
         Curt Dean Blake*                   Stuart E. Schaffer
         Howell M. Estes, III*              Scott McClendon*
         Robert S. Walker*

*Denotes Independent Director.

         In addition to the election of directors, the shareholders voted to approve Nation Smith Hermes Diamond Accountants & Consultants, a professional corporation ("Nation Smith"), to act as the Registrant's independent auditor for the fiscal year ending December 31, 2002. Nation Smith acted as the independent auditor for the Registrant's financial statements for the period ended December 31, 2001.

ITEM 9.  REGULATION FD DISCLOSURE.

         A three-day arbitration hearing was held in May and June 2002 with respect to claims arising out of consulting and advisory service agreements between the Registrant and EMC Holdings Corporation ("EMC"). Pursuant to those agreements, EMC was to receive a combination of equity and cash compensation in exchange for services to be rendered to the Registrant. The Registrant terminated the agreements in late 2001 and, on November 7, 2001, filed a demand for arbitration seeking the return of the first installment of 500,000 shares based on EMC's failure to perform under the agreements. EMC filed its own claim with the American Arbitration Association on November 13, 2001, alleging that the Company owed it $118,000 in fees.

         On July 17, 2002, an interim award was issued in favor of the Registrant against EMC, ordering the return of the initial installment of 500,000 shares and denying EMC's claim for $118,000. A status conference is currently being scheduled at which the parties will agree upon a procedure for the Registrant to request that the award be increased to include recovery of its attorneys' fees and expenses for arbitration. Once the issue of attorneys' fees and expenses has been resolved, the Registrant will ask the Orange County Superior Court to confirm the arbitrator's award. Currently, the interim award is not a final judgment; however, because this matter was submitted to binding arbitration, EMC has only limited grounds to appeal the award.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SPACEDEV, INC.




                                    By: /s/ James W. Benson
                                        ----------------------------------------
                                        James W. Benson, Chief Executive Officer
                                        and Chairman of the Board




Date: July 29, 2002